Supplement dated January 27, 2017
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Inflation Protected Securities Fund	12/1/2016
Effective immediately, the list of portfolio managers in the subsection “Fund Management” in the Summary Prospectus and in the "Summary of the Fund — Fund Management" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
David Kennedy	Vice President, Client Portfolio Manager	Manager	2015
The rest of the section remains the same.
Effective immediately, the caption "Portfolio Managers” and the information beneath it, in the “More Information About the Fund — Primary Service Providers” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager, and ownership by the portfolio manager of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
David Kennedy	Vice President, Client Portfolio Manager	Manager	2015
Mr. Kennedy joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Kennedy began his investment career in 1985 and earned a B.A. from the College of the Holy Cross and an M.B.A. from Harvard Business School.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP165_07_002_(01/17)